                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 31, 2003

                               FASTNET CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)

  PENNSYLVANIA                     000-29255                       23-2767197
  ------------                     ---------                       ----------
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)

    TWO COURTNEY PLACE, SUITE 130, 3864 COURTNEY STREET, BETHLEHEM, PA 18017
    ------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (610) 266-6700

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

On November 3, 2003, FASTNET Corporation and certain of its subsidiaries (the "Company") announced that the Company has entered into an asset purchase agreement to sell substantially all of its assets, including its Broadband and Dial Up Internet Access, Co-location, and Managed Hosting business units, to US LEC Corp. for an estimated $6.8 million, which is subject to adjustment and includes the assumption of certain liabilities. The transaction does not include assets associated with the Company's Web Development and Wireless Accounts businesses. The completion of the transaction is contingent on the satisfaction of a number of conditions, including certain requirements under the Bankruptcy Code and approval of the United States Bankruptcy Court for the Eastern District of Pennsylvania (the "Bankruptcy Court"). The transaction contemplated by the asset purchase agreement with US LEC Corp. is expected to be completed in December, 2003. In connection with the proposed sale of assets to US LEC, on November 3, 2003, the Company filed with the Bankruptcy Court a Motion to approve the asset purchase agreement, authorizing the sale of the assets free and clear of all liens and determining that such sale is exempt from certain taxes, as well as a motion to approve the sale and auction procedures, notice procedures and the break-up fee provisions.

A copy of the press release with respect to the foregoing is attached hereto as
Exhibit 99.1 and is incorporated herein by reference. In addition, a copy of the above-mentioned motions are attached hereto as Exhibit 99.2 and 99.3, respectively.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

         Exhibit No.                Description of Document
         -----------                -----------------------

             99.1                   Press Release dated November 3, 2003.

             99.2 Motion for Approval of Sale and Auction Procedures, Notice Procedures, and Break-Up Fee Provisions in Connection with Proposed Sale of Assets, and for Related Relief

             99.3 Motion for an Order Pursuant to Sections 105, 363, 365 and 1146 of the Bankruptcy Code (I) Approving Asset Purchase Agreement and Authorizing the Sale of Assets of Debtors Outside the Ordinary Course of Business, Subject to Higher or Better Offers, (II) Authorizing the Sale of Assets Free and Clear of All Liens, (III) Determining That Such Sale is Exempt From any Stamp, Transfer, Recording or Similar Tax, (IV) Authorizing the Assumption and Assignment of Certain Executory Contracts and Unexpired Leases and (V) Granting Related Relief

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     FASTNET CORPORATION

                                                     By: /s/ Ward G. Schultz
                                                         -----------------------
                                                         Ward G. Schultz
                                                         Chief Financial Officer

Dated:  November 4, 2003

                                       3